UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 16, 2012 (April 3, 2012)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines

As previously disclosed on a Current Report on Form 8-K filed on February 23, 2012 (the “Prior Report”), on February 16, 2012, the Compensation and Benefits Committee of Penn Virginia Corporation (the “Company”) amended Exhibit A to the Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines (the “Incentive Award Guidelines”) to add threshold, target and stretch cash bonus percentages and target long-term equity incentive award percentages for the Company’s two new executive officers. The Prior Report incorrectly reported the threshold, target and stretch cash bonus percentages for the Company’s Vice President and Regional Manager and did not reflect the promotion of one of the Company’s Vice President-Regional Managers to Senior Vice President-Regional Manager.

The correct threshold, target and stretch cash bonus percentages for the Company’s executive officers’ are as follows:

	Percent of Base Salary
Executive Position	Threshold	Target	Stretch

Chief Executive Officer	50	100	200
Chief Operating Officer	50	100	200
Chief Administrative Officer	40	80	160
Chief Financial Officer	40	80	160
Sr. VP-Regional Manager	40	80	160
VP-Regional Manager	25	50	100

The correct target long-term equity incentive award percentages for the Company’s executive officers are as follows:

Executive Position	Target Percent of Salary

Chief Executive Officer	300 – 400
Chief Operating Officer	250 – 350
Chief Administrative Officer	200 – 300
Chief Financial Officer	200 – 300
Sr. VP-Regional Manager	150 – 300
VP-Regional Manager	150 – 300

A copy of the correct revised Exhibit A to the Incentive Award Guidelines is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Revised Exhibit A to Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2012

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Revised Exhibit A to Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.